Item 1: Report to Shareholders

Small-Cap Value Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Given the market’s recent tumble and rebound, it is instructive to look back and consider that, on balance, the first six months of the year were a remarkably good period for small-cap value stocks and the fund. While equities have struggled against the currents of rising interest rates and high energy prices, corporate America remained very robust. Favorable economic conditions both at home and overseas kept factories humming, creating especially good business conditions for companies that supply and transport capital goods. Indeed, profits have risen faster than stock prices, meaning that valuations have become more attractive for many companies.

The Small-Cap Value Fund gained 10.19% over the past six months and 19.02% over the past year. As shown in the table, the fund surpassed its Russell and competitor benchmarks over both periods. Returns for Advisor Class shares were slightly lower. The fund placed in the top quartile of its category for the 1-, 3-, 5-, and 10-year periods ended June 30, 2006. (Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 86 out of 640, 76 out of 508, 18 out of 391, and 19 out of 103 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2006, respectively. Past performance cannot guarantee future results. Although Lipper classifies the portfolio as “small-cap core,” we favor comparisons with the small-cap value funds category, which is more compatible with our investment style and objective.)

MARKET ENVIRONMENT

Major U.S. stock indexes generally rose in the first half of 2006, but sharp declines in May and June reversed most of the market’s gains in the first four months of the year. Investor sentiment—which had been favorable amid hopes that the Federal Reserve would soon stop increasing short-term interest rates—deteriorated rapidly in mid-May as it became clear that Fed officials’ concerns about rising inflation would force the central bank to raise rates more than investors had expected.

Small-cap shares surpassed their larger peers in the first half, though they surrendered a significant part of their performance advantage during the May-June sell-off. This outperformance helped extend a multiyear winning period for small-cap stocks relative to large-cap shares and defied many predictions—including our own—for a change in market leadership. Small-cap value shares fared better than their growth counterparts as investors sought out less risky shares when the markets pulled back in May and early June.

PORTFOLIO ACTIVITY

The fund’s holdings in most sectors of the economy moved higher over the past six months. As the throttles on the global economic engine remained wide open, the energy, materials, and industrials segments of the fund fared particularly well, as they have for the past 18 months. Our health care holdings, which were hurt by poor results from several biotechnology positions, bucked the general trend and moved lower, and our handful of telecommunications holdings also performed poorly.

When demand is strong, businesses are often willing to pay whatever is needed to move products to their customers. For this reason, we have developed a particular focus on transportation companies, many of which are producing excellent results. I mentioned the strong performance of trucking firm Landstar and railroad Genesee & Wyoming in our last report, and they continued to do well over the past six months. Kirby Corporation, which ships petrochemicals and other industrial supplies in tank barges, was also a strong performer. Trucking firms are benefiting in particular because a shortage of drivers is constraining expansion in the trucking industry. The resultant tight supply has enabled truckers (and other transportation companies) to pass on higher fuel costs to customers and thereby hold margins at a high level. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

While energy prices have largely stabilized, or, for natural gas, even declined over the past six months, they have done so at levels that make investment in new production profitable for most energy producers. This has meant continued strong operating conditions for energy equipment and services firms. Tetra Tech performed exceptionally well, and it was the single largest contributor to our results in the period. A notable exception to the favorable results in the energy sector was Encore Acquisition, which fell sharply as it felt the impact of falling natural gas prices. Continued high commodity prices have also been good for metals and mining firms, and specialty metals producer Carpenter Technology was another top contributor for the portfolio.

Rising interest rates are generally not a good sign for the stocks of financial services firms, and we have remained somewhat wary of the sector. However, strong results from several real estate investment trusts (REITs) and a couple of commercial banks provided an important lift to our results. Kilroy Realty, which owns Southern California office and industrial space, and LaSalle Hotel Properties, which owns a variety of upscale hotels operated by Westin, Hyatt, and others, fared particularly well.

If the economy’s industrial engine is humming, its consumer motor has developed a bothersome stutter. All consumers, but particularly those with lower incomes, are feeling the pinch of higher gasoline prices. Money spent at the pump is not spent elsewhere, which then hurts retailers. Although good performers for the fund in past periods, Stein Mart and Hibbett Sporting Goods showed results below expectations for the first quarter, sending their shares lower. Media stocks have suffered from a moribund advertising environment, and Journal Register, which operates newspapers scattered throughout the Upper Midwest and Northeast, was one of our worst performers.

The weaker performance of our health care holdings was harder to predict, but this is somewhat in the nature of the investment. Many of our holdings within the sector are in biotechnology stocks. Often, the long-term profitability and viability of these companies can hinge on the success or failure of a single drug. NPS Pharmaceuticals and Inhibitex both fell sharply in the period after key drugs showed poor clinical testing results. Our hope is that the substantial rewards we enjoy from successful investments will, over the longer term, far outweigh our disappointments.

Our purchases and sales for the period have represented something of a shift in where we see the best opportunities. Value investing typically involves taking a second look at stocks that most investors are busily eliminating from their portfolios; in the existing environment, this contrarian bent has become an even more important theme for us. The current ugly duckling is the homebuilding sector, which is entering a down cycle as a result of higher interest rates. I suspect that the downturn may prove to be less severe than many expect, and I would not be surprised to see the industry emerge from it in relatively good condition. This has led to our recent purchases of, among others, Orleans Homebuilders and manufactured homebuilder Palm Harbor Homes. Similarly, as retailers have been hit by concerns over tightened consumer spending, we have taken positions in stocks such as Cost Plus, a retailer of imported home furnishings and groceries. (For a list of significant purchases and sales, please see the Major Portfolio Changes table on page 9.)

Our largest purchase was Innospec, the world’s sole remaining producer of tetraethyl lead (TEL). While it has been phased out in the developed world for automobile gasoline, TEL is still used in a handful of developing markets and is a critical additive for high-octane piston aircraft engines. Innospec is deploying its cash flow from TEL into new specialty chemicals and paying down debt. The stock is cheap and unloved, a combination we often find favorable for future stock market performance.

Our sales have largely involved trimming positions from our winning sectors, such as materials, industrials, and energy. We expect that the companies within these sectors will continue to enjoy excellent business conditions over the coming few years, and we remain overweighted in them. However, the valuations of the stocks have increased, and we have concluded it is prudent in many cases to take money off the table and book some profits. This was the case with Carpenter Technology, which was both our largest sale for the period and one of the largest contributors to our performance.

In many recent cases, we have liquidated positions as a result of a company takeover. Leveraged buyout (LBO) firms have been awash in cash recently, and they, along with companies seeking to make strategic acquisitions, have continued to pluck holdings from our portfolio. Indeed, during the first half, 12 of our holdings announced they were being bought out—an unusually large number. Of course, buyers must offer existing shareholders a premium over the existing stock price, so we have been amply compensated to part with these old friends. Texas Regional Bancshares and Internet services firm RSA Security are two examples of stocks that have risen in response to a merger offer.

OUTLOOK

As always, there are many competing forces at work in the economy, but they seem to be nearly in balance right now. On one side, higher interest rates have clearly taken steam out of the expansion, and although some are optimistic that the Fed will soon end its program of rate increases, the Fed itself has not given us such an indication. If consumers are not worried about higher mortgage rates or trying to sell their house, they’re frustrated by prices at the pump.

On the other side, I see plenty of factors continuing to drive the economy forward, primary among them the capital spending cycle. In retrospect, it is clear that basic industry did not invest sufficiently in plant and equipment over the past two decades. We are currently in the midst of a classic period of catch-up in which companies expand to meet robust world demand. The market segments closely tied to this cycle—transportation, capital spending, aircraft, metals and mining, and energy—show no signs of pausing.

Both sides of the economy present opportunity. Because investors are pessimistic about the housing market and discretionary spending, we are finding good values in a wide range of companies whose products are tied to the consumer, from recreational vehicle manufacturers to casual dining restaurants. Some homebuilders are trading at around five times current earnings, a fire-sale price for even these notoriously volatile businesses. In general, we are beginning to find what we believe are real bargains for the first time in over a year. We are only slowly building positions in these stocks, however, as I believe that investor psychology will remain negative for quite some time and keep a lid on price appreciation.

I reiterate my caution once again that small-caps have enjoyed a prolonged period of outperformance relative to large-caps, a trend that will someday reverse. For this reason, risk-averse investors should be careful to ensure that their portfolios are not too heavily weighted in small stocks. Notwithstanding that caution, I expect business conditions to remain excellent for many of our existing holdings, and we hope to enjoy good returns from the portfolio as the economic expansion continues.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 21, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total-return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 36.91	$ 35.68	$ 29.39	$ 21.94	$ 22.66	$ 19.14
Investment activities						
Net investment income	0.12	0.19	0.16	0.12	0.15	0.17
Net realized and unrealized gain (loss)	3.64	2.97	7.37	7.86	(0.56)	4.00
Total from investment activities	3.76	3.16	7.53	7.98	(0.41)	4.17
Distributions						
Net investment income	–	(0.17)	(0.16)	(0.12)	(0.14)	(0.17)
Net realized gain	–	(1.76)	(1.08)	(0.41)	(0.18)	(0.48)
Total distributions	–	(1.93)	(1.24)	(0.53)	(0.32)	(0.65)
Redemption fees added to paid-in capital	–	–	–	–	0.01	–
NET ASSET VALUE						
End of period	**$ 40.67**	**$ 36.91**	**$ 35.68**	**$ 29.39**	**$ 21.94**	**$ 22.66**

Ratios/Supplemental Data

Total return^	**10.19%**	**8.74%**	**25.69%**	**36.43%**	**(1.76)%**	**21.94%**
Ratio of total expenses to average net assets	0.83%†	0.84%	0.86%	0.88%	0.89%	0.89%
Ratio of net investment income to average net assets	0.59%†	0.52%	0.53%	0.48%	0.66%	0.88%
Portfolio turnover rate	9.4%†	11.9%	8.5%	10.3%	12.2%	16.8%
Net assets, end of period (in millions)	$ 5,272	$ 4,712	$ 4,489	$ 3,287	$ 2,395	$ 2,012

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 36.73	$ 35.50	$ 29.27	$ 21.86	$ 22.64	$ 19.14
Investment activities						
Net investment income	0.08	0.12	0.12	0.10	0.14	0.10
Net realized and unrealized gain (loss)	3.63	2.96	7.31	7.81	(0.60)	4.05
Total from investment activities	3.71	3.08	7.43	7.91	(0.46)	4.15
Distributions						
Net investment income	–	(0.09)	(0.12)	(0.09)	(0.14)	(0.17)
Net realized gain	–	(1.76)	(1.08)	(0.41)	(0.18)	(0.48)
Total distributions	–	(1.85)	(1.20)	(0.50)	(0.32)	(0.65)
NET ASSET VALUE						
End of period	**$ 40.44**	**$ 36.73**	**$ 35.50**	**$ 29.27**	**$ 21.86**	**$ 22.64**
Ratios/Supplemental Data						
Total return^	**10.10%**	**8.56%**	**25.45%**	**36.24%**	**(2.02)%**	**21.84%**
Ratio of total expenses to average net assets	1.02%†	1.03%	1.03%	1.04%	1.06%	1.05%
Ratio of net investment income to average net assets	0.40%†	0.32%	0.36%	0.34%	0.64%	0.86%
Portfolio turnover rate	9.4%†	11.9%	8.5%	10.3%	12.2%	16.8%
Net assets, end of period (in thousands)	$741,390	$ 608,608	$ 612,195	$ 307,484	$ 159,030	$ 25,296

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 91.2%		
CONSUMER DISCRETIONARY 12.4%		
Auto Components 0.7%		
Dorman Products (1)(2)	990,000	11,662
IMPCO Technologies (2)	1,250,000	13,338
Shiloh Industries (2)	310,000	4,662
Strattec Security (1)(2)	280,500	13,972
		43,634
Automobiles 0.3%		
Winnebago	535,000	16,606
		16,606
Distributors 0.7%		
Building Material Holding	850,000	23,690
Keystone Automotive (2)	465,000	19,632
		43,322
Diversified Consumer Services 0.1%		
Matthews International, Class A	175,000	6,032
		6,032
Hotels, Restaurants & Leisure 2.5%		
Applebee's	550,000	10,571
Centerplate, Equity Units (1)	833,018	11,162
Champps Entertainment (1)(2)	1,055,000	6,921
Champps Entertainment, Warrants, 12/15/07 (1)(2)	93,809	0
Orient-Express, Class A	950,000	36,898
Rare Hospitality International (2)	1,512,900	43,511
Ruby Tuesday	990,000	24,166
Steak 'N Shake (2)	1,085,000	16,427
		149,656
Household Durables 2.3%		
Cavalier Homes (1)(2)	1,100,000	5,830
Cavco Industries (2)	113,000	5,022
Chromcraft Revington (1)(2)	513,800	5,986

CSS Industries (1)	939,300	27,005
Dixie Group (2)	935,000	12,426
M/i Homes	105,000	3,683
Orleans Homebuilders	726,300	11,802
Palm Harbor Homes (2)	475,000	8,355
Skyline (1)	529,700	22,661
Stanley Furniture (1)	894,500	21,441
WCI Communities (2)	675,000	13,595
		137,806
Leisure Equipment & Products 0.6%		
Pool	879,200	38,359
		38,359
Media 1.7%		
Courier (1)	976,800	39,092
Fisher Communications (2)	117,853	4,965
Journal Register	1,863,000	16,692
Live Nation (2)	801,900	16,327
Regent Communications (2)	1,130,000	4,622
Saga Communications (2)	1,456,000	13,191
Spanish Broadcasting, Class A (2)	1,315,100	6,720
		101,609
Multiline Retail 0.1%		
Fred's	584,200	7,799
		7,799
Specialty Retail 3.0%		
Aaron Rents, Class A (1)	674,150	16,321
Aaron Rents, Class B (1)	2,121,050	57,014
Cost Plus (2)	870,000	12,754
Hancock Fabrics (1)	1,590,800	5,313
Haverty Furniture	1,082,400	16,983
Hibbett Sporting Goods (2)	1,500,000	35,850
S & K Famous Brands (1)	300,300	4,505

Stein Mart	2,025,000	29,970
		178,710
Textiles, Apparel, & Luxury Goods 0.4%		
Culp (1)(2)	717,800	3,510
Cutter & Buck (1)	1,000,000	11,470
Madden Steven	358,200	10,610
		25,590
Total Consumer Discretionary		749,123
CONSUMER STAPLES 1.6%		
Beverages 0.2%		
Coca-Cola Bottling	300,000	15,231
		15,231
Food & Staples Retailing 0.6%		
Casey's General Stores	300,000	7,503
Nash Finch (1)	703,500	14,977
Wild Oats Markets (2)	817,900	16,031
		38,511
Food Products 0.4%		
Boswell	23,457	16,420
Monterey Pasta (1)(2)	930,000	5,478
		21,898
Household Products 0.2%		
Oil-Dri	486,600	9,586
		9,586
Tobacco 0.2%		
Alliance One International	2,550,000	11,322
		11,322
Total Consumer Staples		96,548

ENERGY 9.0%

Energy Equipment & Services 5.5%

Atwood Oceanics (2)	600,000	29,760
Carbo Ceramics	301,850	14,830
Geophysique ADR	600,000	20,718
Hydril (2)	315,000	24,734
Lone Star Technologies (2)	722,100	39,008
Superior Well Services (2)	60,000	1,494
TETRA Technologies (1)(2)	4,000,000	121,160
Todco, Class A	1,110,000	45,343
Union Drilling (2)	600,000	8,916
W-H Energy Services (2)	438,000	22,264
		328,227

Oil, Gas & Consumable Fuels 3.5%

Encore Acquisition (2)	1,720,000	46,148
Forest Oil (2)	978,100	32,434
Mariner Energy (2)	791,570	14,541
Penn Virginia	838,600	58,601
Whiting Petroleum (2)	1,405,400	58,844
		210,568
Total Energy		538,795

FINANCIALS 20.1%

Capital Markets 1.3%

Allied Capital	842,900	24,250
American Capital Strategies	306,700	10,268
Capital Southwest	110,000	11,490
Gladstone Capital	100,000	2,139
Hercules Technology Growth	390,034	4,720
JMP Holdings (2)(3)(4)	240,000	2,400
Piper Jaffray (2)	125,000	7,651

Sanders Morris Harris Group	780,827	11,798
		74,716
Commercial Banks 6.7%		
Boston Private Financial	400,000	11,160
Cascade Bancorp	50,000	1,426
CoBiz	879,400	19,804
Columbia Bancorp	1,000	25
East West Bancorp	1,819,800	68,989
First Financial Fund	840,000	13,247
First Republic Bank	1,251,150	57,303
GB&T Bancshares	400,000	8,704
Glacier Bancorp	1,100,000	32,197
Home Bancshares (2)	100,000	2,270
Nexity Financial (2)	183,400	2,292
Placer Sierra Bancshares	409,000	9,485
Preferred Bank	236,300	12,668
Sandy Spring Bancorp	246,515	8,889
SVB Financial Group (2)	751,500	34,163
Texas Regional Bancshares, Class A	1,660,000	62,947
UCBH Holdings	1,919,400	31,747
Wintrust Financial	525,000	26,696
		404,012
Insurance 4.3%		
Bristol West Holdings	530,000	8,480
Hub International	750,300	19,665
KMG America (2)	838,100	7,434
Markel (2)	117,600	40,807
MaxRe Capital	1,400,000	30,576
Midland	914,300	34,725
Ohio Casualty	504,300	14,993
ProAssurance (1)(2)	1,558,500	75,089
Procentury (1)	1,124,001	15,410
Scottish Re	504,400	8,413

Seabright Insurance (2)	333,800	5,378
		260,970
Real Estate Investment Trusts (REITs) 6.5%		
Columbia Equity Trust, REIT (1)	960,000	14,746
EastGroup Properties, REIT	400,000	18,672
First Potomac Realty Trust, REIT	279,000	8,311
Glenborough Realty Trust, REIT	787,300	16,958
Innkeepers USA, REIT	2,038,700	35,229
Kilroy Realty, REIT	1,315,800	95,067
Kite Realty Group Trust, REIT (1)	1,805,000	28,140
LaSalle Hotel Properties, REIT	989,600	45,818
National Health Realty, REIT (1)	753,900	14,286
Potlatch, REIT	892,520	33,693
Strategic Hotel Capital, REIT	1,882,000	39,033
Washington SBI, REIT	1,113,400	40,862
		390,815
Real Estate Management & Development 0.9%		
Trammell Crow (2)	1,522,700	53,553
		53,553
Thrifts & Mortgage Finance 0.4%		
Harbor Florida Bancshares	250,000	9,285
Net Bank	1,505,100	9,979
Triad Guaranty (2)	70,000	3,421
		22,685
Total Financials		1,206,751
HEALTH CARE 4.9%		
Biotechnology 0.9%		
Cougar Biotechnology (2)(4)	88,812	360
deCode genetics (2)	725,500	4,491
Idenix Pharmaceuticals (2)	204,000	1,918
Inhibitex (1)(2)	1,800,000	3,186

Inhibitex, Warrants, 11/20/09 (1)(2)(4)	211,281	0
Lexicon Genetics (2)	575,000	2,524
Momenta Pharmaceuticals (2)	100,000	1,271
Myogen (2)	310,000	8,990
Myriad Genetics (2)	610,300	15,410
NPS Pharmaceuticals (2)	529,100	2,582
Pharmion (2)	591,800	10,078
		50,810
Health Care Equipment & Supplies 1.8%		
Analogic	313,700	14,622
Arrow International	910,000	29,912
Atrion (1)	168,000	11,926
National Dentex (2)	65,000	1,508
Quidel (1)(2)	2,150,000	20,425
Regeneration Technologies (2)	450,000	2,880
Sonic Innovations (1)(2)	1,158,000	5,211
Strategic Diagnostics (1)(2)	1,025,000	3,013
TriPath Imaging (2)	1,250,000	8,275
West Pharmaceutical Services	313,600	11,377
		109,149
Health Care Providers & Services 1.6%		
Capital Senior Living (1)(2)	1,550,000	15,934
Landauer (1)	577,600	27,667
National Healthcare	175,400	7,814
Odyssey Healthcare (2)	150,000	2,636
Owens & Minor	1,417,300	40,535
Radiologix (2)	250,000	575
SRI Surgical Express (1)(2)	480,524	3,003
		98,164
Life Sciences Tools & Services 0.6%		
Diversa (2)	1,467,100	14,172

Exelixis (2)	2,047,600	20,579
		34,751
Total Health Care		292,874
INDUSTRIALS & BUSINESS SERVICES 23.0%		
Aerospace & Defense 0.2%		
EDO	304,200	7,404
TransTechnology (1)(2)	516,100	5,548
		12,952
Air Freight & Logistics 1.2%		
Hub Group, Class A (2)	1,446,400	35,480
UTi Worldwide	1,410,000	35,574
		71,054
Airlines 0.2%		
Frontier Airlines (2)	1,525,800	11,001
Midwest Air Group (2)	525,000	2,651
		13,652
Building Products 1.3%		
Ameron International (1)	512,000	34,314
Builder's Firstchoice (2)	100,000	2,036
ElkCorp	670,000	18,606
Quixote	435,000	7,839
Universal Forest Products	284,500	17,847
		80,642
Commercial Services & Supplies 3.3%		
American Ecology	675,000	17,888
Casella Waste Systems, Class A (1)(2)	1,791,000	23,444
FTI Consulting (2)	1,528,700	40,923
G & K Services, Class A	680,000	23,324
Integrated Water Resources (2)	200,000	28
McGrath RentCorp (1)	1,630,000	45,330

Pike Electric (2)	440,000	8,474
RemedyTemp, Class A (1)(2)	628,600	10,680
Synagro Technologies	1,762,000	6,925
Taleo, Class A (2)	336,100	3,963
Waste Connections (2)	500,000	18,200
		199,179
Construction & Engineering 0.7%		
Insituform Technologies (1)(2)	1,675,000	38,341
Sterling Construction (2)	135,700	3,745
		42,086
Electrical Equipment 2.8%		
Belden CDT	1,198,700	39,617
C&D Technologies (1)	1,725,000	12,972
Franklin Electric	818,900	42,288
Genlyte Group (2)	620,000	44,907
LSI Industries	450,000	7,646
Woodward Governor	612,700	18,693
		166,123
Industrial Conglomerates 1.1%		
Raven Industries (1)	2,126,800	66,994
		66,994
Machinery 4.8%		
3-D Systems (1)(2)	1,320,623	26,531
Accuride (2)	945,000	11,784
Badger Meter (1)	684,400	18,479
Cascade	250,000	9,888
CIRCOR International	198,419	6,050
JLG Industries	4,575,000	102,938
Joy Global	160,000	8,334
K-Tron (1)(2)	256,323	13,072
Lydall (1)(2)	1,295,300	11,943
Nordson	555,700	27,329

Oshkosh Truck	628,500	29,866
Repower Systems (EUR) (1)(2)	365,000	20,672
		286,886
Marine 1.4%		
International Shipholding (1)(2)	850,062	11,382
Kirby Corporation (2)	1,004,400	39,674
Overseas Shipholding Group	525,000	31,054
		82,110
Road & Rail 4.5%		
Dollar Thrifty Auto Group (1)(2)	1,275,000	57,464
Genesee & Wyoming, Class A (2)	2,052,900	72,816
Landstar Systems	2,592,600	122,449
Vitran (1)(2)	854,600	20,075
		272,804
Trading Companies & Distributors 1.1%		
Aceto (1)	1,857,765	12,856
Electro Rent (1)(2)	2,008,700	32,179
Valley National Gases (1)	765,000	20,005
		65,040
Transportation Infrastructure 0.4%		
Macquarie Infrastructure Company Trust	885,000	24,417
		24,417
Total Industrials & Business Services		1,383,939
INFORMATION TECHNOLOGY 7.4%		
Communications Equipment 0.4%		
Comarco (1)(2)	662,200	6,616
IXIA (2)	350,000	3,150
Packeteer (2)	859,000	9,741
Zhone Technologies (2)	2,400,000	4,896
		24,403

Computers & Peripherals 0.2%		
Synaptics (2)	620,300	13,275
		13,275
Electronic Equipment & Instruments 1.3%		
Applied Films (2)	350,000	9,971
Cyberoptics (1)(2)	481,600	6,232
FLIR Systems (2)	913,100	20,143
GTSI (1)(2)	525,000	3,386
Littelfuse (2)	660,000	22,691
Methode Electronics	787,200	8,273
Planar Systems (2)	170,000	2,047
Richardson Electronics	730,000	5,366
		78,109
Internet Software & Services 0.6%		
Chordiant Software (2)	175,000	530
Clarus (2)	510,200	3,291
LookSmart (2)	719,000	2,329
S1 (2)	1,100,000	5,280
Saba Software (2)	30,000	164
Websense (2)	1,005,100	20,645
		32,239
IT Services 1.1%		
Edgewater Technology (2)	162,499	1,128
Keane (2)	1,375,000	17,187
MPS Group (2)	2,127,800	32,045
Safeguard Scientifics (2)	400,000	864
Startek	700,000	10,465
TNS (2)	250,000	5,172
		66,861
Semiconductor & Semiconductor Equipment 2.0%		
Advanced Energy Industries (2)	1,075,000	14,233
ATMI (2)	421,600	10,380

Brooks-Pri Automation (2)	3,000,000	35,400
California Micro Devices (1)(2)	1,550,400	6,202
Entegris (2)	2,915,000	27,780
Intevac (2)	690,000	14,959
Lattice Semiconductor (2)	678,308	4,192
Microsemi (2)	150,000	3,657
Pixelworks (2)	1,350,000	3,685
		120,488

Software 1.8%

Agile Software (2)	25,000	159
Ansoft (2)	230,800	4,727
Catapult Communications (2)	555,000	6,049
Moldflow (2)	555,300	6,503
NetIQ (2)	250,000	3,047
Progress Software (2)	1,100,000	25,751
RSA Security (2)	1,570,000	42,688
SPSS (2)	593,800	19,085
		108,009
Total Information Technology		443,384

MATERIALS 8.4%

Chemicals 2.7%

Airgas	270,000	10,058
American Vanguard (1)	1,978,000	30,619
Arch Chemicals	593,300	21,388
Hawkins Chemical	380,000	5,322
Innospec (1)	1,354,608	34,434
Lesco (1)(2)	590,500	9,176
MacDermid	654,500	18,850
Material Sciences (2)	653,700	5,903
Minerals Technologies	10,000	520
Penford (1)	840,000	14,196

Symyx Technologies (2)	493,900	11,928
		162,394
Construction Materials 0.7%		
Florida Rock Industries	901,950	44,800
		44,800
Containers & Packaging 0.4%		
Chesapeake	560,100	9,191
Constar International (2)	18,434	71
Myers Industries	1,010,000	17,362
		26,624
Metals & Mining 3.7%		
Carpenter Technology	707,000	81,658
Centerra Gold (CAD) (2)(3)	3,300,000	34,036
Cleveland-Cliffs	195,000	15,461
Gibraltar Industries	1,407,400	40,815
Meridian Gold (2)	600,000	19,008
Metal Management	679,600	20,809
Stillwater Mining (2)	400,000	5,072
Synalloy (2)	208,900	2,691
		219,550
Paper & Forest Products 0.9%		
Buckeye Technologies (2)	598,500	4,573
Deltic Timber (1)	685,300	38,630
Wausau Paper	900,000	11,205
		54,408
Total Materials		507,776
TELECOMMUNICATION SERVICES 0.4%		
Diversified Telecommunication Services 0.3%		
Hickory Technology	470,200	3,291
Ntelos (2)	46,200	668

Premiere Global Services (2)	2,050,000	15,477
		19,436
Wireless Telecommunication Services 0.1%		
Wireless Facilities (2)	1,629,400	4,481
		4,481
Total Telecommunication Services		23,917
TRUSTS & MUTUAL FUNDS 1.1%		
Trusts & Mutual Funds 1.1%		
Central Fund Canada, Class A	1,991,700	17,129
European Capital (EUR) (2)(4)	646,624	4,087
iShares Russell 2000 Value	630,000	45,593
Total Trusts & Mutual Funds		66,809
UTILITIES 2.9%		
Electric Utilities 1.6%		
Cleco	1,205,200	28,021
El Paso Electric (2)	1,405,900	28,343
Empire District Electronics	609,400	12,523
Green Mountain Power	216,000	7,342
Otter Tail	200,000	5,466
Unisource Energy	440,000	13,706
		95,401
Gas Utilities 0.3%		
Southwest Gas	625,000	19,588
		19,588
Independent Power Producers & Energy Traders 0.7%		
Black Hills	1,145,600	39,328
		39,328

Multi-Utilities 0.2%		
Vectren	445,900	12,151
		12,151
Water Utilities 0.1%		
Southwest Water (1)	736,261	8,813
Western Water (1)(2)	2,259	297
		9,110
Total Utilities		175,578
Total Common Stocks (Cost $2,937,249)		5,485,494
PREFERRED STOCKS 0.0%		
CONSUMER DISCRETIONARY 0.0%		
Broadcasting 0.0%		
Spanish Broadcasting, 10.75%	2,394	2,656
Total Preferred Stocks (Cost $2,340)		2,656
CONVERTIBLE PREFERRED STOCKS 0.1%		
HEALTH CARE 0.1%		
Biotechnology 0.1%		
Cougar Biotechnology, Series A, 4.00% (2)(4)	799,304	3,240
		3,240
INDUSTRIALS & BUSINESS SERVICES 0.0%		
Marine 0.0%		
International Shipholding, 6.00% (1)	25,000	1,195
Total Industrials & Business Services		1,195
Total Convertible Preferred Stocks (Cost $4,850)		4,435

(1) Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income ‡	Value 6/30/06	Value 12/31/05
3-D Systems Common	$ 1,735	$ -	$ 44	$ 26,531	$ 18,900
3-D Systems Cv. Bond	-	-	138	9,078	7,759
3-D Systems, Cv. Pfd.	-	1,581	79	-	4,743
Aaron Rents, Class A	1,637	-	18	16,321	11,784
Aaron Rents, Class B	38	943	60	57,014	45,735
Aceto	-	598	139	12,856	12,597
Advanced Power Technology	-	-	-	-	5,111
American Vanguard	2,593	-	103	30,619	32,190
Ameron International	143	-	204	34,314	23,236
Atrion	-	-	57	11,926	11,664
Badger Meter	-	-	103	18,479	13,428
Bedford Property Investors	-	24,346	205	-	21,940
C&D Technologies	712	-	23	12,972	12,399
California Micro Devices	-	-	-	6,202	10,093
Capital Senior Living	-	116	-	15,934	16,146
Casella Waste Systems, Class A	94	-	-	23,444	22,830
Cavalier Homes	7,324	-	-	5,830	-
Centerplate Equity Units	-	8,905	924	11,162	17,619
Centerra Gold	-	-	-	**	26,558
Champps Entertainment Common	729	-	-	6,921	6,137

The fund has registration rights for certain restricted securities held as of June 30, 2006. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 6/30/06	Year Ended 12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 16,660	$ 25,584
Net realized gain	92,662	286,415
Change in net unrealized gain	421,886	122,174
Increase in net assets from operations	531,208	434,173
Distributions to shareholders		
Net investment income		
Investor Class	–	(20,899)
Advisor Class	–	(1,424)
Net realized gain		
Investor Class	–	(216,325)
Advisor Class	–	(27,851)
Decrease in net assets from distributions	–	(266,499)
Capital share transactions*		
Shares sold		
Investor Class	593,058	723,619
Advisor Class	129,399	167,179
Distributions reinvested		
Investor Class	–	228,082
Advisor Class	–	23,809
Shares redeemed		
Investor Class	(505,429)	(875,101)
Advisor Class	(55,684)	(216,808)
Redemption fees received	305	363
Increase in net assets from capital share transactions	161,649	51,143
Net Assets		
Increase during period	692,857	218,817
Beginning of period	5,320,304	5,101,487
End of period	**$ 6,013,161**	**$ 5,320,304**
Undistributed net investment income	20,089	3,429

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and Small-Cap Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $45,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Subscriptions Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2006, the fund accepted $14,523,000 of in-kind subscriptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended June 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $344,656,000 and $256,732,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $3,452,628,000. Net unrealized gain aggregated $2,553,393,000 at period-end, of which $2,732,455,000 related to appreciated investments and $179,062,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides sub-accounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $47,000 for Price Associates, $768,000 for T. Rowe Price Services, Inc., and $2,292,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2006, the fund was allocated $67,000 of Retirement Funds’ expenses, of which $51,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2006, approximately 2% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 132,778 shares of the Investor class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006